UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2015

Date of report (Date of earliest event reported)

SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement and Put and Call Agreement

On November 20, 2015, SurModics, Inc. (the “Company”) entered into (i) a Share Purchase Agreement (the “Purchase Agreement”) with the shareholders of Creagh Medical Limited (“Creagh Medical”) named therein, (ii) a Put and Call Option Agreement with the shareholders of Creagh Medical named therein (the “Put and Call Agreement”) and (iii) certain amendments to existing put and call option agreements with certain shareholders of Creagh medical, as described in the Purchase Agreement (together with the Purchase Agreement and the Put and Call Agreement, the “Transaction Documents”) pursuant to which the Company agreed to purchase all of the shares of Creagh Medical for up to €30 million (approx. US$32 million), including an upfront payment of €18 million, and up to €12 million based on achievement of revenue and value-creating operational milestones, subject certain adjustments (including a customary working capital adjustment). Creagh Medical, based in Ballinasloe, Ireland, is a developer and manufacturer of percutaneous transluminal angioplasty (“PTA”) balloon catheters.

Each of the parties to the Purchase Agreement made certain customary representations, warranties and covenants to other parties to the Purchase Agreement. The Purchase Agreement also provides for customary indemnification of the Company and the shareholders of Creagh Medical with respect to breaches of representations, warranties and covenants and certain other specified matters.

The text of the Purchase Agreement is attached as Exhibit 2.1 to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or Creagh Medical in any public reports filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company. In particular, the assertions embodied in the representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specified dates, were solely for the benefit of the parties to the Purchase Agreement, and are subject to the limitations agreed upon by the parties to the Purchase Agreement, including being qualified by disclosure schedules provided by the parties in connection with the execution of the Agreement. Such disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement have been made for the purposes of allocating risk between the parties to the Purchase Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about the Company or Creagh Medical. The representations and warranties set forth in the Purchase Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws. Investors should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of the Company or Creagh Medical or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing descriptions of the Purchase Agreement and the Put and Call Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Put and Call Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2 and are incorporated herein by reference.

Second Amendment to Credit Agreement

On November 20, 2015, the Company entered into a Second Amendment to Credit Agreement (the “Amendment”) with Wells Fargo Bank, N.A. (“Wells Fargo”) further amending that certain Credit Agreement by and between the Company and Wells Fargo dated as of November 4, 2013. Among other things, the Amendment increases the amount of stock that the Company may repurchase without the consent of Wells Fargo to $30,000,000 following the effective date of the Amendment. No borrowings have yet been made under the credit facility.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 20, 2015, the Company completed the acquisition of 100% of the outstanding voting shares Creagh Medical pursuant to the Purchase Agreement further described above. The information set forth above under “Purchase Agreement and Put and Call Agreement” under Item 1.01 with respect to the identity of the persons from whom the shares of Creagh Medical was acquired and the nature and amount of consideration received for the shares of Creagh Medical that were acquired by the Company is hereby incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On November 20, 2015, the Company issued a press release announcing the acquisition of Creagh Medical. The press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company intends to file the consolidated financial statements of Creagh Medical required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company intends to furnish the pro forma financial information required by Item 9.01(b) in connection with the acquisition of Creagh Medical as an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

2.1 Share Purchase Agreement by and among SurModics, Inc. and the shareholders of Creagh Medical Ltd. dated as of November 20, 2015 (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)

2.2 Put and Call Option Agreement by and among SurModics, Inc. and the shareholders of Creagh Medical Ltd. dated as of November 20, 2015 (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)

10.1 Second Amendment to Credit Agreement dated November 20, 2015 by and between SurModics, Inc. and Wells Fargo Bank, National Association

99.1 Press Release dated November 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: November 25, 2015	/s/ Bryan K. Phillips

Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

2.1	Share Purchase Agreement by and among SurModics, Inc. and the shareholders of Creagh Medical Ltd. named therein dated as of November 20, 2015 (excluding certain schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)	Filed Electronically

2.2	Put and Call Option Agreement by and among SurModics, Inc. and the shareholders of Creagh Medical Ltd. named therein dated as of November 20, 2015 (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)	Filed Electronically

10.1	Second Amendment to Credit Agreement dated November 20, 2015 by and between SurModics, Inc. and Wells Fargo Bank, National Association	Filed Electronically

99.1	Press Release dated November 20, 2015	Filed Electronically